                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


Date of Report (Date of earliest                September 13, 2002
                event reported)                 (September 6, 2002)

Commission File Number 0-5544

                        OHIO CASUALTY CORPORATION
        (Exact name of registrant as specified in its charter)

        OHIO                                       31-0783294
(State or other jurisdiction of      (I.R.S. Employer Identification No.)
incorporation or organization)

9450 Seward Road, Fairfield, Ohio                45014
(Address of principal executive offices)       (Zip Code)


                                (513) 603-2400
                        (Registrant's telephone number)


                                Not Applicable
        (Former name or former address, if changed since last report)






                                Exhibit Index - Page 3

                                  Page 1 of 3 Pages


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ITEM 5.  Other Events
-------  ------------

On September 6, 2002, The Ohio Casualty Insurance Company announced that its Employee Retirement Plan intended to sell up to 1,150,000 shares of Ohio Casualty Corporation common stock.

A copy of the press release issued by The Ohio Casualty Insurance Company on September 6, 2002, announcing the proposed action is attached as Exhibit 99 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------

Exhibit No.	Description
-----------     -----------

    99 Press release dated September 6, 2002, announcing the intention of The Ohio Casualty Insurance Company Employees Retirement Plan to sell up to 1,150,000 shares of Ohio Casualty Corporation common stock.





                                        SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OHIO CASUALTY CORPORATION
                                        -------------------------
                                              (Registrant)




September 13, 2002                  /s/  Debra K. Crane
                                        ----------------
                                        Debra K. Crane, Senior Vice President,
                                           General Counsel and Secretary






                                Page 2 of 3 Pages

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                                EXHIBIT INDEX
                                -------------

                        Current Report on Form 8-K
                         Dated September 13, 2002


Exhibit No.		Description
-----------             -----------

    99 Press release dated September 6, 2002, announcing the intention of The Ohio Casualty Insurance Company Employees Retirement Plan to sell up to 1,150,000 shares of Ohio Casualty Corporation common stock.







                                Page 3 of 3 Pages